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                            Strategic Partners Style
                                 Specific Funds
                        Small Capitalization Value Fund
                        Prospectus dated October 1, 2001

                           The Target Portfolio Trust
                      Small Capitalization Value Portfolio
                        Prospectus dated April 30, 2001
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                        Supplement dated March 25, 2002

How the Trust is Managed--Advisers and Portfolio Managers

   Effective April 1, 2002, Christopher F. Corapi, Robert E. Rescoe and Stanley
A. Nabi will replace Roger W. Vogel as the portfolio manager of the segment of the Small Capitalization Value series of Strategic Partners Style Specific Funds (Style Specific) and The Target Portfolio Trust (Target) managed by Credit Suisse Asset Management, LLC (CSAM). The following replaces the description of the CSAM portfolio manager on page 41 of the Style Specific prospectus and page 47 of the Target prospectus.

   Beginning April 1, 2002, the assets of the Small Capitalization Value series managed by CSAM will be managed by a team of portfolio managers. Christopher F. Corapi, Robert E. Rescoe and Stanley A. Nabi will share primary responsibility for the day-to-day management of the CSAM-managed segments of these series. Mr. Corapi, a Managing Director of CSAM, is head of U.S. Equities at CSAM. He joined CSAM in 2000 as head of U.S. Equity Research, prior to which he served as global head of emerging market equity research at J.P. Morgan Investment Management from 1991 to 2000. Mr. Corapi is a Certified Public Accountant and has over 18 years of investment management experience. Mr. Rescoe, a Director of CSAM, is co-head of U.S. equity research at CSAM and a portfolio manager specializing in large-capitalization U.S. value equities. He joined Warburg Pincus Asset Management (WPAM) in 1993 and came to CSAM in 1999 when it acquired WPAM. A Chartered Financial Analyst, Mr. Rescoe

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has 22 years of investment management experience. Mr. Nabi, a Managing Director and Senior Adviser of CSAM, manages portfolios of large- and small-capitalization U.S. equities. He joined DLJ Asset Management (DLJAM) in 1995, where he served as that firm's Vice Chairman and Chairman of its investment policy committee, and came to CSAM in 2000 when DLJAM merged its business with CSAM's. A Chartered Financial Analyst, Mr. Nabi has 47 years of investment management experience.